John Hancock Funds II

Supplement dated 3-26-2010

to the current Prospectus dated December 31, 2009

Global Agribusiness Fund

Global Infrastructure Fund

Global Timber Fund

The first sentence in the “Dividends” paragraph under the “Dividends and account policies” section of the prospectus currently states that:

“The fund typically declares and pays income dividends at least quarterly.”

This sentence is modified to state:

“The fund typically declares and pays income dividends at least annually.”

John Hancock Funds II

Supplement dated 3-26-2010

to the current Prospectus dated December 31, 2009

Short Term Government Income Fund

The “Dividends” paragraph under the “Dividends and Account Policies” sub-section in the “Your Account” section of the prospectus is restated as follows:

For all funds except Strategic Income Opportunities Fund and Short Term Government Income Fund, dividends from the net investment income and the net capital gain, if any, for a Fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of the Fund or paid in cash. Short Term Government Income Fund generally declares and pays income dividends quarterly. Strategic Income Opportunities Fund generally declares dividends from the net investment income daily and pays them monthly. Capital gains, if any, are declared annually. Distributions are reinvested in full or fractional shares of the Fund or paid in cash.